EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountant's report on internal control.

EXHIBIT B:
  Attachment to item 77C:
  Submission of matters to a vote of security holders.

EXHIBIT C:
  Attachment to item 77D:
  Policies with respect to security investments.

EXHIBIT D:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT E:
  Attachment to item 77Q1:
  New Advisory Contracts
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
The Board of Trustees
American Skandia Trust:

In planning and performing our audit of the financial statements of American Skandia Trust (the "Trust") (including the AST AIM International Equity, AST Lord Abbett Growth and Income, AST JanCap Growth, AST Money Market, AST Neuberger Berman Mid-Cap Value, AST AIM Balanced, AST Federated High Yield, AST T. Rowe Price Asset Allocation, AST PIMCO Total Return Bond, AST INVESCO Equity Income, AST Janus Small-Cap Growth, AST T. Rowe Price International Equity, AST Neuberger Berman Mid-Cap Growth, AST Founders Passport, AST T. Rowe Price Natural Resources, AST PIMCO Limited Maturity Bond, AST Oppenheimer Large-Cap Growth, AST Janus Overseas Growth, AST American Century Income & Growth, AST American Century Strategic Balanced, AST American Century International Growth, AST T. Rowe Price Small Company Value, AST Marsico Capital Growth, AST Cohen & Steers Realty, AST Lord Abbett Small Cap Value, AST Bankers Trust Managed Index 500, AST Kempers Small-Cap Growth, AST MFS Global Equity, AST MFS Growth and AST MFS Growth with Income Portfolios) for the year ended December 31, 1999 (on which we have issued our report dated February 11, 2000), we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on the Trust's internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of internal control to future periods are subject to the risk that the internal control may become inadequate because of changes in conditions or that the degree of compliance with policies or procedures may deteriorate.

Our consideration of the Trust's internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the Trust's internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1999.

The report is intended solely for the information and use of management, the Board of Trustees of American Skandia Trust, and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

DELOITTE & TOUCHE LLP
New York, New York
February 11, 2000




EXHIBIT B:
Item 77C

I.	A Special Meeting of the Shareholders of the AST Lord
Abbett Growth & Income Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

56,911,785			shares were voted for,

2,413,247			shares were voted against, and

3,694,962			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

55,248,132			shares were voted for,

4,178,844			shares were voted against, and

3,593,140			shares abstained.


3. To approve the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies:

55,991,402			shares were voted for,

3,209,137			shares were voted against, and

3,819,578			shares abstained.


4. To approve the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American
Skandia Trust and of American Skandia Trust's investment manager owns securities.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American Skandia Trust and of American Skandia
Trust's investment manager owns securities:

54,878,585			shares were voted for,

4,364,920			shares were voted against, and

3,776,610			shares abstained.


5. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

55,609,487			shares were voted for,

3,510,564			shares were voted against, and

3,900,064			shares abstained.


6. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

56,808,608			shares were voted for,

2,434,737			shares were voted against, and

3,776,771			shares abstained.


7. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

55,175,741			shares were voted for,

4,127,157			shares were voted against, and

3,717,218			shares abstained.


8.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

58,692,793			shares were voted for,

1,107,103			shares were voted against, and

3,220,221			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

58,883,465			shares were voted for,

949,570				shares were voted against, and

3,187,081			shares abstained.


II.	A Special Meeting of the Shareholders of the AST JanCap
Growth Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

88,617,286			shares were voted for,

5,164,886			shares were voted against, and

6,983,549			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

85,731,844			shares were voted for,

8,449,333			shares were voted against, and

6,584,545			shares abstained.


3. To approve the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies:

87,350,541			shares were voted for,

6,735,317			shares were voted against, and

6,679,863			shares abstained.


4. To approve the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American
Skandia Trust and of American Skandia Trust's investment manager owns securities.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American Skandia Trust and of American Skandia
Trust's investment manager owns securities:

85,235,663			shares were voted for,

8,788,082			shares were voted against, and

6,741,977			shares abstained.


5. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

86,219,337			shares were voted for,

7,064,779			shares were voted against, and

7,476,171			shares abstained.


6. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

88,256,467			shares were voted for,

5,147,272			shares were voted against, and

7,361,982			shares abstained.


7. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

86,110,453			shares were voted for,

7,831,944			shares were voted against, and

6,823,325			shares abstained.


8.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

92,050,229			shares were voted for,

2,150,147			shares were voted against, and

6,565,347			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

92,518,811			shares were voted for,

1,871,116			shares were voted against, and

6,375,794			shares abstained.


III.	A Special Meeting of the Shareholders of the AST Money
Market Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

1,214,938,663			shares were voted for,

74,076,726			shares were voted against, and

93,307,793			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

1,178,481,724			shares were voted for,

116,175,256			shares were voted against, and

87,666,202			shares abstained.


3. To approve the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies:

1,198,679,418			shares were voted for,

90,505,820			shares were voted against, and

93,137,944			shares abstained.


4. To approve the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American
Skandia Trust and of American Skandia Trust's investment manager owns securities.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American Skandia Trust and of American Skandia
Trust's investment manager owns securities:

1,176,374,045			shares were voted for,

112,698,735			shares were voted against, and

93,250,402			shares abstained.


5. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

1,185,598,398			shares were voted for,

96,122,269			shares were voted against, and

100,602,515			shares abstained.


6. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

1,220,123,109			shares were voted for,

56,917,947			shares were voted against, and

105,282,126			shares abstained.


7.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

1,250,480,217			shares were voted for,

20,735,802			shares were voted against, and

111,107,163			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

1,247,925,094			shares were voted for,

22,733,619			shares were voted against, and

111,664,470			shares abstained.


IV.	A Special Meeting of the Shareholders of the AST
Neuberger Berman Mid-Cap Value Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

51,441,371			shares were voted for,

2,959,450			shares were voted against, and

3,263,750			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

49,893,215			shares were voted for,

4,435,427			shares were voted against, and

3,335,928			shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

51,274,868			shares were voted for,

2,964,295			shares were voted against, and

3,425,407			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

53,285,796			shares were voted for,

971,109			shares were voted against, and

3,407,664			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

53,401,931			shares were voted for,

809,389				shares were voted against, and

3,453,250			shares abstained.


V.	A Special Meeting of the Shareholders of the AST
Neuberger Berman Mid-Cap Growth Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

14,240,792			shares were voted for,

939,362				shares were voted against, and

1,032,918			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

13,963,048			shares were voted for,

1,257,020			shares were voted against, and

993,011				shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

14,301,075			shares were voted for,

1,048,684			shares were voted against, and

1,037,918			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

14,916,659			shares were voted for,

347,369				shares were voted against, and

949,051				shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

14,933,843			shares were voted for,

309,516				shares were voted against, and

969,720				shares abstained.


VI.	A Special Meeting of the Shareholders of the AST AIM
Balanced Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

28,270,089			shares were voted for,

1,389,889			shares were voted against, and

2,300,822			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

27,124,219			shares were voted for,

2,724,759			shares were voted against, and

2,111,822			shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

28,132,943			shares were voted for,

1,544,712			shares were voted against, and

2,283,144			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

29,233,022			shares were voted for,

601,363				shares were voted against, and

2,126,416			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

29,290,229			shares were voted for,

534,428				shares were voted against, and

2,136,143			shares abstained.


VII.	A Special Meeting of the Shareholders of the AST T.
Rowe Price Natural Resources Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

6,367,616			shares were voted for,

665,031				shares were voted against, and

417,824				shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

6,435,973			shares were voted for,

575,832				shares were voted against, and

438,665				shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

6,468,538			shares were voted for,

477,606				shares were voted against, and

504,326				shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

6,936,939			shares were voted for,

147,991				shares were voted against, and

365,539				shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

6,951,868			shares were voted for,

128,803				shares were voted against, and

369,799				shares abstained.


VIII.	A Special Meeting of the Shareholders of the AST
Oppenheimer Large-Cap Growth Resources Portfolio of the
Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

16,155,433			shares were voted for,

902,051				shares were voted against, and

1,358,515			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

15,534,357			shares were voted for,

1,541,618			shares were voted against, and

1,340,025			shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

16,061,196			shares were voted for,

841,052				shares were voted against, and

1,513,750			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

16,693,236			shares were voted for,

330,811				shares were voted against, and

1,391,952			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

16,811,818			shares were voted for,

315,358				shares were voted against, and

1,288,822			shares abstained.


IX.	A Special Meeting of the Shareholders of the AST
American Century Income & Growth Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

14,542,136			shares were voted for,

611,085				shares were voted against, and

1,209,435			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

13,967,507			shares were voted for,

1,139,365			shares were voted against, and

1,255,784			shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

14,528,461			shares were voted for,

589,156				shares were voted against, and

1,245,040			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

15,020,517			shares were voted for,

198,239				shares were voted against, and

1,143,900			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

15,087,146			shares were voted for,

163,189				shares were voted against, and

1,112,321			shares abstained.


X.	A Special Meeting of the Shareholders of the AST T.
Rowe Price Asset Allocation Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

19,865,728			shares were voted for,

1,077,397			shares were voted against, and

1,947,934			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

19,310,963			shares were voted for,

2,074,799			shares were voted against, and

1,505,296			shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

19,694,284			shares were voted for,

1,522,440			shares were voted against, and

1,674,335			shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

20,128,058			shares were voted for,

870,037				shares were voted against, and

1,892,964			shares abstained.


5.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

20,817,101			shares were voted for,

386,713				shares were voted against, and

1,687,245			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

20,846,705			shares were voted for,

307,759				shares were voted against, and

1,736,594			shares abstained.


XI.	A Special Meeting of the Shareholders of the AST PIMCO
Total Return Bond Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

80,311,850			shares were voted for,

3,849,192			shares were voted against, and

6,146,218			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

77,870,461			shares were voted for,

6,605,992			shares were voted against, and

5,830,806			shares abstained.


3. To approve the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies:

78,667,868			shares were voted for,

5,320,864			shares were voted against, and

6,318,526			shares abstained.


4. To approve the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American
Skandia Trust and of American Skandia Trust's investment manager owns securities.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American Skandia Trust and of American Skandia
Trust's investment manager owns securities:

77,338,225			shares were voted for,

6,796,775			shares were voted against, and

6,172,258			shares abstained.


5. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

81,020,795			shares were voted for,

3,451,723			shares were voted against, and

5,834,741			shares abstained.


6.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

82,279,171			shares were voted for,

2,250,103			shares were voted against, and

5,777,985			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

82,715,483			shares were voted for,

1,833,353			shares were voted against, and

5,758,423			shares abstained.


XII.	A Special Meeting of the Shareholders of the AST
Federated High Yield Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

46,624,196			shares were voted for,

3,505,420			shares were voted against, and

3,538,448			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

46,276,279			shares were voted for,

4,118,282			shares were voted against, and

3,273,503			shares abstained.


3. To approve the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies:

46,644,562			shares were voted for,

3,566,487			shares were voted against, and

3,457,016			shares abstained.


4. To approve the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American
Skandia Trust and of American Skandia Trust's investment manager owns securities.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American Skandia Trust and of American Skandia
Trust's investment manager owns securities:

45,865,310			shares were voted for,

4,028,534			shares were voted against, and

3,774,220			shares abstained.


5. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

46,067,146			shares were voted for,

3,695,727			shares were voted against, and

3,905,190			shares abstained.


6. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

46,692,861			shares were voted for,

3,308,865			shares were voted against, and

3,666,337			shares abstained.


7. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

46,204,278			shares were voted for,

3,601,878			shares were voted against, and

3,861,909			shares abstained.


8.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

48,850,450			shares were voted for,

1,511,319			shares were voted against, and

3,306,286			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

48,998,666			shares were voted for,

1,374,273			shares were voted against, and

3,295,125			shares abstained.


XIII.	A Special Meeting of the Shareholders of the AST
Janus Small-Cap Growth Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

17,906,610			shares were voted for,

813,524				shares were voted against, and

1,382,845			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

17,357,525			shares were voted for,

1,323,712			shares were voted against, and

1,421,742			shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

17,726,677			shares were voted for,

804,320				shares were voted against, and

1,571,982			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

18,446,136			shares were voted for,

306,976				shares were voted against, and

1,349,866			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

18,591,500			shares were voted for,

256,772				shares were voted against, and

1,254,707			shares abstained.


XIV.	A Special Meeting of the Shareholders of the AST
INVESCO Equity Income Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

46,615,732			shares were voted for,

2,474,497			shares were voted against, and

4,180,519			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

45,412,116			shares were voted for,

3,726,542			shares were voted against, and

4,132,089			shares abstained.


3. To approve the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies:

46,235,536			shares were voted for,

2,868,832			shares were voted against, and

4,166,380			shares abstained.


4. To approve the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American
Skandia Trust and of American Skandia Trust's investment manager owns securities.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American Skandia Trust and of American Skandia
Trust's investment manager owns securities:

45,682,035			shares were voted for,

3,566,524			shares were voted against, and

4,022,189			shares abstained.


5. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

45,731,739			shares were voted for,

3,148,417			shares were voted against, and

4,390,592			shares abstained.


6. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

46,665,873			shares were voted for,

2,468,606			shares were voted against, and

4,136,269			shares abstained.


7. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

45,284,281			shares were voted for,

3,807,808			shares were voted against, and

4,178,659			shares abstained.


8.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

48,497,790			shares were voted for,

791,803				shares were voted against, and

3,981,155			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

48,651,306			shares were voted for,

641,585				shares were voted against, and

3,977,856			shares abstained.


XV.	A Special Meeting of the Shareholders of the AST PIMCO
Limited Maturity Bond Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

32,754,089			shares were voted for,

1,565,716			shares were voted against, and

2,272,689			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

31,184,757			shares were voted for,

2,952,251			shares were voted against, and

2,455,486			shares abstained.


3. To approve the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies:

31,013,442			shares were voted for,

3,003,902			shares were voted against, and

2,575,150			shares abstained.


4. To approve the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American
Skandia Trust and of American Skandia Trust's investment manager owns securities.

	With regard to the resolution approving the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of American Skandia Trust and of American Skandia
Trust's investment manager owns securities:

30,669,254			shares were voted for,

3,461,933			shares were voted against, and

2,461,307			shares abstained.


5. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

31,222,996			shares were voted for,

2,849,696			shares were voted against, and

2,519,801			shares abstained.


6. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

31,998,805			shares were voted for,

2,182,728			shares were voted against, and

2,410,961			shares abstained.


7.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

33,515,628			shares were voted for,

749,140				shares were voted against, and

2,327,726			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

33,530,150			shares were voted for,

631,510				shares were voted against, and

2,430,834			shares abstained.


XVI.	A Special Meeting of the Shareholders of the AST
American Century Strategic Balanced Portfolio of the
Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

10,434,101			shares were voted for,

411,396				shares were voted against, and

822,125				shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

9,992,583			shares were voted for,

836,161				shares were voted against, and

838,878				shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

10,327,347			shares were voted for,

509,591				shares were voted against, and

830,684				shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

10,415,406			shares were voted for,

430,579				shares were voted against, and

821,637				shares abstained.


5. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

10,093,162			shares were voted for,

674,131				shares were voted against, and

900,329				shares abstained.


6. To approve a change in the Portfolio's fundamental investment restriction concerning commodities contracts.

With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning commodities contracts:

10,100,595			shares were voted for,

643,943				shares were voted against, and

923,084				shares abstained.


7.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

10,688,639			shares were voted for,

150,101				shares were voted against, and

828,882				shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

10,736,044			shares were voted for,

103,010				shares were voted against, and

828,568				shares abstained.


XVII.	A Special Meeting of the Shareholders of the AST
T. Rowe Price Small Company Value Portfolio of the
Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

23,779,498			shares were voted for,

1,165,518			shares were voted against, and

1,749,619			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

22,810,252			shares were voted for,

2,359,119			shares were voted against, and

1,525,265			shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

23,123,052			shares were voted for,

1,787,385			shares were voted against, and

1,784,199			shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

23,695,155			shares were voted for,

1,284,529			shares were voted against, and

1,714,951			shares abstained.


5.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

24,465,527			shares were voted for,

512,805				shares were voted against, and

1,716,303			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

24,659,552			shares were voted for,

350,151				shares were voted against, and

1,684,932			shares abstained.


XVIII.	A Special Meeting of the Shareholders of the AST
Cohen & Steers Realty Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

6,744,072			shares were voted for,

487,725				shares were voted against, and

383,527				shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

6,830,717			shares were voted for,

473,652				shares were voted against, and

310,955				shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

6,760,266			shares were voted for,

429,376				shares were voted against, and

425,682				shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

6,844,511			shares were voted for,

350,463				shares were voted against, and

420,350				shares abstained.


5.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

7,045,668			shares were voted for,

207,869				shares were voted against, and

361,787				shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

7,058,641			shares were voted for,

187,422				shares were voted against, and

369,261				shares abstained.


XVIV.	A Special Meeting of the Shareholders of the AST
Bankers Trust Enhanced 500 Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

30,393,261			shares were voted for,

1,897,604			shares were voted against, and

2,959,767			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

29,528,868			shares were voted for,

3,079,437			shares were voted against, and

2,642,327			shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

29,885,032			shares were voted for,

2,118,100			shares were voted against, and

3,247,500			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

31,848,950			shares were voted for,

588,386				shares were voted against, and

2,813,296			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

31,872,028			shares were voted for,

605,141				shares were voted against, and

2,773,463			shares abstained.


XX.	A Special Meeting of the Shareholders of the AST
Marsico Capital Growth Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

56,834,237			shares were voted for,

2,857,436			shares were voted against, and

3,809,208			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

54,867,211			shares were voted for,

5,016,512			shares were voted against, and

3,617,157			shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

55,517,790			shares were voted for,

3,842,809			shares were voted against, and

4,140,282			shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

56,866,842			shares were voted for,

2,583,752			shares were voted against, and

4,050,287			shares abstained.


5.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

58,566,389			shares were voted for,

1,233,425			shares were voted against, and

3,701,067			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

58,653,666			shares were voted for,

1,093,810			shares were voted against, and

3,753,405			shares abstained.


XXI.	A Special Meeting of the Shareholders of the AST Lord
Abbett Small Cap Value Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

5,285,374			shares were voted for,

173,677				shares were voted against, and

528,189				shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

5,058,415			shares were voted for,

457,711				shares were voted against, and

471,114				shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

5,195,746			shares were voted for,

246,360				shares were voted against, and

545,134				shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

5,208,978			shares were voted for,

192,516				shares were voted against, and

585,745				shares abstained.


5. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

5,051,171			shares were voted for,

405,000				shares were voted against, and

531,069				shares abstained.


6.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

5,282,151			shares were voted for,

128,316				shares were voted against, and

576,773				shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

5,322,615			shares were voted for,

95,306				shares were voted against, and

569,319				shares abstained.


XXII.	A Special Meeting of the Shareholders of the AST
Kemper Small-Cap Growth Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

55,056,618			shares were voted for,

2,569,506			shares were voted against, and

4,350,489			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

53,476,577			shares were voted for,

4,320,402			shares were voted against, and

4,179,635			shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

54,871,789			shares were voted for,

2,882,999			shares were voted against, and

4,221,826			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

56,758,777			shares were voted for,

940,729				shares were voted against, and

4,277,109			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

56,884,127			shares were voted for,

775,053				shares were voted against, and

4,317,434			shares abstained.


XXIII.	A Special Meeting of the Shareholders of the AST
AIM International Equity Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

19,813,186			shares were voted for,

1,051,947			shares were voted against, and

1,374,686			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

19,089,220			shares were voted for,

1,748,482			shares were voted against, and

1,402,117			shares abstained.


3. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

19,565,535			shares were voted for,

1,120,593			shares were voted against, and

1,553,691			shares abstained.


4.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

20,518,112			shares were voted for,

445,335				shares were voted against, and

1,276,372			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

20,499,398			shares were voted for,

393,130				shares were voted against, and

1,347,291			shares abstained.


XXIV.	A Special Meeting of the Shareholders of the AST
T. Rowe Price International Equity Portfolio of the
Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

30,545,779			shares were voted for,

1,594,996			shares were voted against, and

2,455,570			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

29,619,186			shares were voted for,

2,556,323			shares were voted against, and

2,420,836			shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

29,959,073			shares were voted for,

1,903,084			shares were voted against, and

2,734,188			shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

30,670,769			shares were voted for,

1,533,724			shares were voted against, and

2,391,852			shares abstained.


5.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

31,964,742			shares were voted for,

506,240				shares were voted against, and

2,125,363			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

31,983,943			shares were voted for,

417,264				shares were voted against, and

2,195,138			shares abstained.


XXV.	A Special Meeting of the Shareholders of the AST T.
Rowe Price International Bond Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

14,144,132			shares were voted for,

614,947				shares were voted against, and

1,004,820			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

13,701,718			shares were voted for,

1,076,226			shares were voted against, and

985,956				shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

13,756,951			shares were voted for,

986,057				shares were voted against, and

1,020,891			shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

14,148,790			shares were voted for,

577,501				shares were voted against, and

1,037,607			shares abstained.


5.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

14,525,305			shares were voted for,

275,361				shares were voted against, and

963,233				shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

14,539,276			shares were voted for,

231,897				shares were voted against, and

992,726				shares abstained.


XXVI.	A Special Meeting of the Shareholders of the AST
Founders Passport Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

6,821,648			shares were voted for,

455,433				shares were voted against, and

579,013				shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

6,820,679			shares were voted for,

523,786				shares were voted against, and

511,629				shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

6,773,049			shares were voted for,

493,512				shares were voted against, and

589,533				shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

6,832,274			shares were voted for,

481,419				shares were voted against, and

542,401				shares abstained.


5.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

7,168,629			shares were voted for,

103,032				shares were voted against, and

584,432				shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

7,219,447			shares were voted for,

86,525				shares were voted against, and

550,122				shares abstained.


XXVII.	A Special Meeting of the Shareholders of the AST
Janus Overseas Growth Portfolio of the Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

44,853,538			shares were voted for,

2,287,146			shares were voted against, and

2,612,806			shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

43,834,881			shares were voted for,

3,453,562			shares were voted against, and

2,465,047			shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

43,919,369			shares were voted for,

3,095,302			shares were voted against, and

2,738,821			shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

44,761,376			shares were voted for,

2,345,023			shares were voted against, and

2,647,092			shares abstained.


5. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

44,159,552			shares were voted for,

2,951,352			shares were voted against, and

2,642,587			shares abstained.


6.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

46,547,080			shares were voted for,

764,955				shares were voted against, and

2,441,456			shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

46,535,601			shares were voted for,

702,824				shares were voted against, and

2,515,066			shares abstained.


XXVIII.	A Special Meeting of the Shareholders of the AST
American Century International Growth Portfolio of the
Registrant was held on August 2, 1999 for the following purposes:

1.  To approve a distribution plan for American Skandia
Trust pursuant to rule 12b-1 under the Investment Company
Act of 1940.

	With regard to the resolution approving the distribution plan for American Skandia Trust pursuant to rule 12b-1 under the Investment Company Act of 1940:

5,884,799			shares were voted for,

325,560				shares were voted against, and

392,579				shares abstained.


2.  To authorize the Board of Trustees of American
Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

	With regard to the resolution authorizing the Board of Trustees of American Skandia Trust to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders:

5,945,770			shares were voted for,

302,649				shares were voted against, and

354,519				shares abstained.


3. To approve the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio investment objective from "fundamental" to "non-fundamental":

5,885,566			shares were voted for,

261,135				shares were voted against, and

456,237				shares abstained.


4. To approve an amendment and restatement of the Agreement and Declaration of Trust.

	With regard to the resolution approving an amendment and restatement of the Agreement and Declaration of Trust:

5,921,808			shares were voted for,

190,957				shares were voted against, and

490,173				shares abstained.


5. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

5,831,172			shares were voted for,

377,282				shares were voted against, and

394,484				shares abstained.


6. To approve a change in the Portfolio's fundamental investment restriction concerning commodities contracts.

With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning commodities contracts:

5,882,630			shares were voted for,

302,060				shares were voted against, and

418,247				shares abstained.


7.  To approve the election of two Trustees.

a. With regard to the resolution approving the election of Julian A. Lerner:

6,095,929			shares were voted for,

111,144				shares were voted against, and

395,865				shares abstained.

b. With regard to the resolution approving the election of Thomas M. Mazzaferro:

6,087,209			shares were voted for,

119,422				shares were voted against, and

396,307				shares abstained.


XXVIV.	A Special Meeting of the Shareholders of the AST
American Century Income & Growth Portfolio of the Registrant was held on September 30, 1999 for the following purposes:

1. To approve a new sub-advisory agreement between American Skandia Investment Services, Incorporated and
American Century Investment Management, Inc. for the AST
American Century Income & Growth Portfolio.

With regard to the resolution approving the sub-advisory agreement between American Skandia Investment
Services, Incorporated and American Century Investment
Management, Inc. for the AST American Century Income &
Growth Portfolio:

16,230,606			shares were voted for,

306,147				shares were voted against, and

1,153,242			shares abstained.


2. To approve the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental".

With regard to the resolution approving the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental":

15,420,221			shares were voted for,

912,190				shares were voted against, and

1,357,583			shares abstained.


3. To approve a change in the Portfolio's fundamental investment restrictions concerning diversification of investments.

With regard to the resolution approving a change in the Portfolio's fundamental investment restrictions concerning diversification of investments:

	15,772,659			shares were voted for,

	578,700				shares were voted against, and

	1,338,635			shares abstained.


4. To approve a change in the Portfolio's fundamental investment restriction concerning the purchase or sale of real estate.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning the purchase or sale of real estate:

	15,343,888			shares were voted for,

	999,394				shares were voted against, and

	1,346,713			shares abstained.


5. To approve a change in the Portfolio's fundamental investment restriction concerning concentration of investments in various industries.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning concentration of investments in various industries:

	15,765,842			shares were voted for,

	731,486				shares were voted against, and

	1,192,666			shares abstained.


6. To approve a change in the Portfolio's fundamental investment restriction concerning investments in commodities.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning investments in commodities:

	15,127,774			shares were voted for,

	1,234,680			shares were voted against, and

	1,327,541			shares abstained.


7. To approve a change in the Portfolio's fundamental investment restriction concerning underwriting securities of other issuers.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning underwriting securities of other issuers:

	15,394,858			shares were voted for,

	910,030				shares were voted against, and

	1,385,107			shares abstained.


8. To approve a change in the Portfolio's fundamental investment restriction concerning borrowings.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning borrowings:

	15,289,392			shares were voted for,

	1,058,690			shares were voted against, and

	1,341,912			shares abstained.


9. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

	15,284,736			shares were voted for,

	1,066,927			shares were voted against, and

	1,338,332			shares abstained.


10. To approve a change in the Portfolio's fundamental investment restriction concerning the issuance of senior securities.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning the issuance of senior securities:

	15,616,004			shares were voted for,

	777,835				shares were voted against, and

	1,296,155			shares abstained.


XXX.	A Special Meeting of the Shareholders of the AST AIM
Balanced Portfolio of the Registrant was held on September
30, 1999 for the following purposes:

1. To approve a new sub-advisory agreement between American Skandia Investment Services, Incorporated and A I M
Capital Management, Inc. for the AST AIM Balanced Portfolio.

With regard to the resolution approving the sub-advisory agreement between American Skandia Investment
Services, Incorporated and A I M Capital Management,
Inc. for the AST AIM Balanced Portfolio:

28,892,712			shares were voted for,

628,517				shares were voted against, and

2,524,851			shares abstained.


2. To approve a change in the Portfolio's investment objective.

	With regard to the resolution approving a change in the Portfolio's investment objective:

	28,256,030			shares were voted for,

	1,226,732			shares were voted against, and

	2,563,317			shares abstained.


3. To approve the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental":

	27,593,580			shares were voted for,

	1,676,193			shares were voted against, and

	2,776,302			shares abstained.


4. To approve changes in the Portfolio's fundamental investment restrictions concerning diversification of investments.

	With regard to the resolution approving changes in the Portfolio's fundamental investment restrictions concerning diversification of investments:

	28,289,910			shares were voted for,

	1,170,819			shares were voted against, and

	2,585,351			shares abstained.


5. To approve a change in the Portfolio's fundamental investment restriction concerning the purchase or sale of real estate.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning the purchase or sale of real estate:

	27,765,829			shares were voted for,

	1,507,862			shares were voted against, and

	2,772,383			shares abstained.


6. To approve a change in the Portfolio's fundamental investment restriction concerning concentration of investments in various industries.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning concentration of investments in various industries:

	28,225,585			shares were voted for,

	1,169,922			shares were voted against, and

	2,650,254			shares abstained.


7. To approve a change in the Portfolio's fundamental investment restriction concerning investments in commodities.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning investments in commodities:

	27,649,641			shares were voted for,

	1,762,968			shares were voted against, and

	2,633,466			shares abstained.


8. To approve a change in the Portfolio's fundamental investment restriction concerning underwriting securities of other issuers.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning underwriting securities of other issuers:

	27,618,335			shares were voted for,

	1,536,087			shares were voted against, and

	2,891,653			shares abstained.


9. To approve a change in the Portfolio's fundamental investment restriction concerning borrowings.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning borrowings:

	27,338,478			shares were voted for,

	1,834,260			shares were voted against, and

	2,873,336			shares abstained.


10. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

	27,544,505			shares were voted for,

	1,645,600			shares were voted against, and

	2,855,975			shares abstained.


11. To approve a change in the Portfolio's fundamental investment restriction concerning the issuance of senior securities.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning the issuance of senior securities:

	27,955,252			shares were voted for,

	1,263,916			shares were voted against, and

	2,826,911			shares abstained.


XXXI.	A Special Meeting of the Shareholders of the AST
AIM International Equity Portfolio of the Registrant was held on September 30, 1999 for the following purposes:

1. To approve a new sub-advisory agreement between American Skandia Investment Services, Incorporated and A I M
Capital Management, Inc. for the AST AIM International
Equity Portfolio.

With regard to the resolution approving the sub-advisory agreement between American Skandia Investment
Services, Incorporated and A I M Capital Management,
Inc. for the AST AIM International Equity Portfolio:

19,819,881			shares were voted for,

486,683				shares were voted against, and

1,510,184			shares abstained.


	2. To approve a change in the Portfolio's investment objective.

	With regard to the resolution approving a change in the Portfolio's investment objective:

	19,424,382			shares were voted for,

	746,036				shares were voted against, and

	1,646,331			shares abstained.


	3. To approve the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental".

	With regard to the resolution approving the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental":

	19,005,202			shares were voted for,

	1,116,537			shares were voted against, and

	1,695,010			shares abstained.


	4. To approve changes in the Portfolio's fundamental investment restrictions concerning diversification of investments.

	With regard to the resolution approving changes in the Portfolio's fundamental investment restrictions concerning diversification of investments:

	19,393,494			shares were voted for,

	804,312				shares were voted against, and

	1,618,942			shares abstained.


	5. To approve a change in the Portfolio's fundamental investment restriction concerning the purchase or sale of real estate.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning the purchase or sale of real estate:

	19,037,634			shares were voted for,

	1,114,316			shares were voted against, and

	1,664,799			shares abstained.


	6. To approve a change in the Portfolio's fundamental investment restriction concerning industry concentration of investments.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning industry concentration of investments:

	19,324,121			shares were voted for,

	878,475				shares were voted against, and

	1,614,153			shares abstained.


	7. To approve a change in the Portfolio's fundamental investment restriction concerning investments in commodities.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning investments in commodities:

	18,800,822			shares were voted for,

	1,339,372			shares were voted against, and

	1,676,555			shares abstained.


	8. To approve a change in the Portfolio's fundamental investment restriction concerning underwriting securities of other issuers.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning underwriting securities of other issuers:

	18,932,851			shares were voted for,

	1,188,981			shares were voted against, and

	1,694,916			shares abstained.


	9. To approve a change in the Portfolio's fundamental investment restriction concerning borrowings.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning borrowings:

	18,694,935			shares were voted for,

	1,419,597			shares were voted against, and

	1,702,216			shares abstained.


	10. To approve a change in the Portfolio's fundamental investment restriction concerning loans.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning loans:

	18,812,382			shares were voted for,

	1,304,398			shares were voted against, and

	1,699,969			shares abstained.


	11. To approve a change in the Portfolio's fundamental investment restriction concerning the issuance of senior securities.

	With regard to the resolution approving a change in the Portfolio's fundamental investment restriction concerning the issuance of senior securities:

	19,043,109			shares were voted for,

	1,115,531			shares were voted against, and

	1,658,109			shares abstained.


XXXII.	A Special Meeting of the Shareholders of the AST
Bankers Trust Enhanced 500 Portfolio of the Registrant was held on September 30, 1999 for the following purpose:

1. To approve a new sub-advisory agreement between American Skandia Investment Services, Incorporated and
Bankers Trust Company regarding investment advice to the AST
Bankers Trust Enhanced 500 Portfolio.

With regard to the resolution approving the sub-advisory agreement between American Skandia Investment
Services, Incorporated and Bankers Trust Company regarding investment advice to the AST Bankers Trust
Enhanced 500 Portfolio:

33,496,092			shares were voted for,

679,128				shares were voted against, and

2,882,937			shares abstained.






EXHIBIT C:
Item 77D

As set forth in response to Item 77C, special meetings of the shareholders of the various portfolios of the Registrant were held on August 2, 1999 in order to approve certain changes in the portfolios' investment policies. In addition to the changes in the investment policies that required shareholder approval, a number of changes to the investment policies of those portfolios not requiring shareholder approval were also made. Specifically, the investment policies of the AST Oppenheimer Large-Cap Growth Portfolio were revised to permit the portfolio to use additional types of derivative securities, including options and forward foreign currency contracts.

The investment policies of the Registrant's Portfolios are described in detail in the Prospectus and Statement of Additional Information for the Registrant included as part of Post-Effective Amendments No. 32 and 33 to the
Registrant's registration statement filed on October 15, 1999 and October 19, 1999, respectively.




EXHIBIT D:
Item 77O


On September 22, 1999, the AST T. Rowe Price
International Equity Portfolio of the Registrant purchased
26,200 American Depositary shares of ICICI Limited from
Merrill Lynch in an underwritten offering of 29,761,574 shares of such American Depositary shares in which Jardine
Fleming, an affiliate of the Portfolio's sub-adviser, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $9.80 per share.

On October 18, 1999, the AST T. Rowe Price
International Equity Portfolio of the Registrant purchased
45,000 shares of  Installment Receipts of Telstra
Corporation Limited from Credit Suisse First Boston in an underwritten offering of 2,133,288,285 shares of such Installment Receipts in which Jardine Fleming, an affiliate of the Portfolio's sub-adviser, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of AU$4.75 per share.

	On October 18, 1999, the AST Neuberger Berman Mid-Cap Value Portfolio and the AST Neuberger Berman Mid-Cap Growth Portfolio of the Registrant purchased 900 and 300 shares, respectively, of World Wrestling Federation Entertainment, Inc. Class A common stock from Bear, Stearns & Co. Inc. in an underwritten offering of 10,000,000 shares of such stock in which Neuberger Berman, LLC, an affiliate of the Portfolios' sub-adviser, was a member of the selling syndicate. The Portfolios purchased the security at the public offering price of $17.00 per share.

	On October 28, 1999, the AST Neuberger Berman Mid-Cap Growth Portfolio of the Registrant purchased 700 shares of Spanish Broadcasting System, Inc. Class A common stock from Lehman Brothers in an underwritten offering of 21,787,400 shares of such stock in which Neuberger Berman, LLC, an affiliate of the Portfolio's sub-adviser, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $20.00 per share.

	On November 8, 1999, the AST American Century International Growth Portfolio purchased 25 shares of Nippon Telegraph & Telephone Corporation foreign common stock from Goldman Sachs in an underwritten offering of 15,054,169,237 shares of such stock in which J.P. Morgan Securities, Inc., an affiliate of the Portfolio's sub-adviser, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $15,813.20 per share.


	On November 9, 1999, the AST American Century Strategic Balanced Portfolio purchased 2,500 shares of United Parcel Service common stock from Morgan Stanley in an underwritten offering of 6,017,000,000 shares of such stock in which J.P. Morgan Securities, Inc., an affiliate of the Portfolio's sub-adviser, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $50.00 per share.

	On November 9, 1999, the AST American Century Income & Growth Portfolio purchased a total of 6,400 shares of United Parcel Service common stock from Morgan Stanley, Credit
Suisse First Boston and Donaldson, Lufkin, Jenrette in an underwritten offering of 6,017,000,000 shares of such stock in which J.P. Morgan Securities, Inc., an affiliate of the Portfolio's sub-adviser, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $50.00 per share.


At its November 30, 1999 meeting, the Registrant's
Board of Trustees made the determinations required by rule 10f-3 under the Investment Company Act of 1940 for the first transaction listed above based on information with regard to compliance with rule 10f-3 and the Registrant's rule 10f-3 procedures that were provided to it by the Portfolio's Investment Manager, which in turn had been provided to the Investment Manager by the Portfolio's sub-adviser.

For the last six transactions listed above, the Investment Manager has obtained information from each Portfolio's sub-adviser with regard to compliance with rule
10f-3 under the Investment Company Act of 1940 and the Registrant's rule 10f-3 procedures. At its April 18, 2000 meeting, the Registrant's Board of Trustees will in turn consider making the determinations required by rule 10f-3 based on information provided to it by the Investment
Manager.




EXHIBIT E:
Item 77Q1


The By-laws of the Registrant, as amended, are attached as
Exhibit 1 to this filing.

The Amended and Restated Declaration of Trust of Registrant is incorporated by reference to Exhibit (a)(1) of Post-
Effective Amendment No. 32 to the Registrant's Registration
Statement filed on October 15, 1999.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST MFS Global Equity Portfolio is incorporated by reference to Exhibit (d)(29) of Post-
Effective Amendment No. 32 to the Registrant's Registration
Statement filed on October 15, 1999.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST MFS Growth Portfolio is incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on October 15, 1999.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST MFS Growth with Income Portfolio is incorporated by reference to Exhibit (d)(31) of Post-
Effective Amendment No. 32 to the Registrant's Registration
Statement filed on October 15, 1999.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Alger All-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(32) of Post-
Effective Amendment No. 33 to the Registrant's Registration
Statement filed on October 19, 1999.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Massachusetts
Financial Services Company with respect to the AST MFS
Global Equity Portfolio is incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 32 to the
Registrant's Registration Statement filed on October 15,
1999.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Massachusetts
Financial Services Company with respect to the AST MFS
Growth Portfolio is incorporated by reference to Exhibit
(d)(62) of Post-Effective Amendment No. 32 to the
Registrant's Registration Statement filed on October 15,
1999.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Massachusetts Financial Services Company with respect to the AST MFS Growth with Income Portfolio is incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on October 15, 1999.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Fred Alger Management, Inc. with respect to the AST Alger All-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed on October 19, 1999.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and J.P. Morgan Investment
Management Inc. with respect to the AST Money Market
Portfolio is incorporated by reference to Exhibit (d)(35) of Post Effective Amendment No. 34 to the Registrant's
Registration Statement filed on February 16, 2000.

The Sub-advisory Agreement between the American Skandia Investment Services, Incorporated and American Century Investment Management, Inc. with respect to the AST American Century Income & Growth Portfolio is attached as Exhibit 2 to this filing.

The Sub-advisory Agreement between the American Skandia
Investment Services, Incorporated and A I M Capital
Management, Inc. with respect to the AST AIM International
Equity Portfolio is attached as Exhibit 3 to this filing.

The Sub-advisory Agreement between the American Skandia
Investment Services, Incorporated and A I M Capital
Management, Inc. with respect to the AST AIM Balanced
Portfolio is attached as Exhibit 4 to this filing.





EXHIBIT 1



BY-LAWS

OF

AMERICAN SKANDIA TRUST


ARTICLE 1

Declaration of Trust and Principal Office


1.1 Agreement and Declaration of Trust.
These By-laws shall be subject to the Amended and Restated Declaration of Trust, as from time to time in effect (the "Declaration of Trust"), of American Skandia Trust, the Massachusetts business trust established by the Declaration of Trust (the "Trust").

1.2 	Principal Office of the Trust.  The
principal office of the Trust shall be located within or without Massachusetts as the Trustees may determine or as they may authorize.

ARTICLE 2

Meetings of Trustees

2.1	Regular Meetings.  Regular meetings of
the Trustees may be held without call or notice at such places and at such time as the Trustees may from time to time determine, provided that notices of the first regular meeting following any such determination shall be given to absent Trustees.
A regular meeting of the Trustees may be held without call or notice immediately after and at the same place as the annual shareholders meeting.

2.2 Special Meetings. Special meetings of the Trustees may be held at any time and at any place designated in the call of the meeting when called by the Chairman of the Trustees, the President or the Treasurer or by two or more
Trustees, sufficient notice thereof being given to each Trustee by the Secretary or an Assistant
Secretary or by the officer or Trustees calling the meeting.

2.3	Notice.  It shall be sufficient notice to
the Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram, telex or telecopy or other electronic facsimile transmission method at least twenty-four hours before the meeting, addressed to the Trustee at his or her usual or last known business or residence address, or to give notice to him or her in person or by telephone or e-mail at least twenty-four hours before the meeting.
Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

2.4	Quorum; Voting.  At any meeting of the
Trustees a majority of the Trustees then in office shall constitute a quorum. Any action of the Trustees may be taken at a meeting by a vote of a majority of the Trustees present (a quorum being present) or evidenced by one or more writings signed by such a majority, unless otherwise specified by law. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.


ARTICLE 3

Officers

3.1	Enumeration; Qualification.  The officers
of the Trust shall be a President, a Treasurer, a Secretary, and such other officers including one or more Vice Presidents and/or a Chairman of the Trustees, if any, as the Trustees from time to time may in their discretion elect. The Trustees may also have such agents as the Trustees from time to time may in their discretion appoint.
The Chairman of the Trustees, if one is elected, shall be a Trustee and may but need not be a shareholder; and any other officer may but need not be a Trustee or a shareholder. Any two or more offices may be held by the same person.

3.2 	Election.  The President, the Treasurer,
and the Secretary shall be elected annually by the Trustees. Other officers, if any, may be elected or appointed by the Trustees at said meeting or at any other time. Vacancies in any office may be filled at any time. The Trustees may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe the respective rights, terms of office, authorities and duties.

3.3 Tenure. The Chairman of the Trustees, if one is elected, the President, the Treasurer and the Secretary shall hold office until their respective successors are chosen and qualified or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.
Each other officer shall hold office and each agent shall retain authority at the pleasure of the Trustees.

3.4 Powers. Subject to the other provisions of these By-laws, each officer shall have, in addition to the duties and powers herein and in the Declaration of Trust set forth, such duties and powers as are commonly incident to the office occupied by him or her as if the Trust were organized as a Massachusetts business corporation and such other duties and powers as the Trustees may from time to time designate.

3.5 Chairman; President. Unless the Trustees otherwise provide, the Chairman of the Trustees or, if there is none or in the absence of the Chairman, the President shall preside at all meetings of the shareholders and of the Trustees.
The President shall be the chief executive officer.

3.6 Treasurer. The Treasurer shall be the chief financial and accounting officer of the Trust, and shall, subject to the provisions of the Declaration of Trust and to any arrangement made by the Trustees with a custodian, investment advisor or manager, or transfer, shareholder servicing or similar agent, be in charge of the valuable papers, books of account and accounting records of the Trust, and shall have such other duties and powers as may be designated from time to time by the Trustees or by the President.

3.7 Secretary. The Secretary shall record all proceedings of the shareholders and the Trustees in books to be kept therefor, which books or a copy thereof shall be kept at the principal office of the Trust. In the absence of the Secretary from any meeting of the shareholders or Trustees, an assistant secretary, or if there be none or if he or she is absent, a temporary secretary chosen at such meeting shall record the proceedings thereof in the aforesaid books.

3.8 Vice Presidents. The Vice Presidents, in the order of their seniority, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Trustees may from time to time prescribe.

3.9	Resignations.  Any officer may resign at
any time by written instrument signed by him or her and delivered to the Chairman, the President or the Secretary or to a meeting of the Trustees.
Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no officer resigning and no officer removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.


ARTICLE 4

Committees

4.1	Quorum; Voting.  A majority of the
members of any Committee of the Trustees shall constitute a quorum for the transaction of business, and any action of such a committee may be taken at a meeting by a vote of a majority of the members present (a quorum being present) or evidenced by one or more writings signed by such a majority. Members of a Committee may participate in a meeting of such Committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

ARTICLE 5

Reports

5.1 General. The Trustees and officers shall render reports at the time and in the manner required under any applicable law. Officers and Committees shall render such additional reports as they may deem desirable or as may from time to time be required by the Trustees.

ARTICLE 6

Fiscal Year

6.1	General.  The initial fiscal year of the
Trust shall be established by the Trustees and any changes thereto shall be made by the Trustees.

ARTICLE 7

Seal

7.1	General.  The seal of the Trust shall
consist of a flat-faced die with the word
"Massachusetts," together with the name of the Trust and the year of its organization cut or engraved thereon but, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.


ARTICLE 8

Execution of Papers

8.1	General.  Except as the Trustees may
generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, contracts, notes and other obligations made by the Trustees shall be signed by the President, any Vice President, or by the Treasurer and need not bear the seal of the Trust.


ARTICLE 9

Issuance of Share Certificates

9.1	Share Certificates.  In lieu of issuing
certificates for shares, the Trustees or the transfer agent may either issue receipts thereof or may keep accounts upon the books of the Trust for the record holders of such shares who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.

The Trustees may at any time authorize the issuance of share certificates. In that event, each shareholder shall be entitled to a certificate stating the number of shares owned by him, in such form as shall be prescribed from time to time by the Trustees.

9.2	Discontinuance of Issuance of
Certificates. The Trustees may at any time discontinue the issuance of shares certificates and may, by written notice to each shareholder, require the surrender of share certificates to the Trust for cancellation. Such surrender and cancellation shall not effect the ownership of shares in the Trust.

ARTICLE 10


Custodians


10.1	Securities and Cash of the Trust to be
held by Custodian Subject to Certain Terms and Conditions.

(a) 	All securities and cash owned by
this Trust shall be held by or deposited with a company which is a member of a national securities exchange as defined in the Securities Exchange Act of 1934, or one or more banks or trust companies having
(according to its last published report) not less than $5,000,000 aggregate capital, surplus and undivided profits (any such member of a national securities exchange or bank or trust company being hereby designated as "Custodian"), provided such a Custodian can be found ready and willing to act; subject to such rules, regulations and orders, if any, as the Securities and Exchange Commission may adopt, this Trust may, or may permit any custodian to, deposit all or any part of the securities owned by this Trust in a system for the central handling of securities pursuant to which all securities of any particular class or series of any issue deposited within the system may be transferred or pledged by bookkeeping entry without physical delivery.
The Custodian may appoint, subject to the approval of the Trustees, one or more subcustodians.

(b)	The Trust shall enter into a written
contract with each Custodian regarding the powers, duties and compensation of such Custodian with respect to the cash and securities of the Trust held by such Custodian. Said contract and all amendments thereto shall be approved by the Trustees.

(c)	The Trust shall upon the resignation
or inability to serve of any Custodian or upon change of any Custodian:

(i)	in case of such resignation or
inability to serve, use its best efforts to obtain a successor Custodian;

(ii)	require that the cash and
securities owned by the Trust be delivered directly to the successor Custodian; and

(iii)	 in the event that no successor
custodian can be found, submit to the
shareholders, before permitting delivery of the cash and securities owned by the Trust otherwise than to a successor Custodian, the question whether the Trust shall be liquidated or shall function without a Custodian.

ARTICLE 11

Shareholders' Voting Powers and Meetings

11.1	Voting Powers.  The Shareholders shall
have power to vote as provided by Article X of the Declaration of Trust.

11.2 Waiver of Notice. Whenever notice of a meeting is required to be given to a Shareholder under the Declaration of Trust or these By-laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

11.3 	Adjournment. Any meeting may be
adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

11.4	Action by Written Consent.  Any action
taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or the Declaration of Trust or these By-laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

11.5	Record Dates.  For the purpose of determining the
Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be not more than 90 days before the date of any meeting of Shareholders or the date for the payment of any dividend or of any other distribution, as the record date for determining the Shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution. Only Shareholders of record on such record date shall have such right notwithstanding any transfer of shares on the books of the Trust after the record date. Without fixing such record date the Trustees may for any of such purposes close the register or transfer books for all or any span of such period.

11.6	Proxies.  A Shareholder may authorize the
casting of a vote by proxy pursuant to telephonic or electronically transmitted instructions
(including, without limitation, instructions transmitted over the internet) obtained pursuant to procedures which are reasonably designed to verify that such instructions have been authorized by such Shareholder.


ARTICLE 12

Amendments to the By-laws

12.1	General.  These By-laws may be amended or
repealed in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.





EXHIBIT 2



SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated (the "Investment Manager") and
American Century Investment Management, Inc. (the "Sub-
Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST American Century Income & Growth Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 4, 1999, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust, as reasonably requested from time to time. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment
Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as is specifically provided herein, as required by the ICA or the Investment Advisers Act of 1940, as amended (the "Advisers Act") in connection with the Sub-Advisor's management of the Portfolio, or as may be requested by the Trust's Board of Trustees. Any records required to be maintained under the ICA shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

	To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor or information relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio, such Registration Statement or Proxy Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

	Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M (including and Section 851(b)(1), (2) and (3)) and Section 817(h) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor by the Investment Manager in writing; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in effect
on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement with
the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as currently
in effect.

	The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will timely furnish the Investment Manager with a copy of the document, properly certified or otherwise authenticated, upon request by the Investment Manager.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty
in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached
any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been
made and the basis therefor.   Notwithstanding the above,
nothing shall require the Sub-Advisor to use a broker that provides research services or to use a particular broker that the Investment Manager has recommended.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisors activities in connection with the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .40 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .35 of 1% of the portion of the net assets over $100 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the effective date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Each party further acknowledges that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that, subject to the investment objective, investment policies and investment restrictions of the Portfolio as set forth in the Trust's Registration Statement as in effect from time to time, the Sub-Advisor's adherence to an investment style generally used by the Sub-Advisor in managing any of its domestic or foreign equity or fixed income mutual funds shall not be considered a failure by the Sub-Advisor to use its best judgment, efforts and advice under this Agreement. The Investment Manager shall consult from time to time with the Sub-Advisor to review the Sub-Advisor's performance under this Agreement. In the event that any claim is made by the Investment Manager against the Sub-Advisor based upon a failure by the Sub-Advisor to use its best judgment, efforts and advice in rendering services under this Agreement, the Investment Manager shall bear the burden of proving such failure.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisor shall not favor or disfavor any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis. Notwithstanding paragraph 8 above, nothing in this agreement shall impose upon the Sub-Advisor any obligation to (i) purchase or sell, or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise; or (ii) to abstain from the purchase or sale of any security for the Sub-Advisor's other clients, advisory or otherwise, that the Investment Manager has placed on the list provided pursuant to paragraph 2(g) above.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment (as defined in the ICA) by either party to this Agreement or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different contact person and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating
Officer

Sub-Advisor:		American Century Investment Management,
Inc.
			4500 Main Street
			Kansas City, Missouri 64111
			Attention:  William M. Lyons
			Executive Vice President & Chief Operating
Officer

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA
("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust by the Sub-Advisor or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this
Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Advisor as a result of any litigation brought by the Investment Manager alleging Sub-Advisor's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and shall
be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is October 1, 1999.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:




John Birch
Senior Vice President & Chief Operating Officer



Date:								Date:




Attest:								Attest:




EXHIBIT 3



SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated (the "Investment Manager") and A I
M Capital Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST AIM International Equity Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 4, 1999, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Portfolio. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment
Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. Any records required to be maintained by the Sub-advisor shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

	To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

The Sub-Advisor represents that it has reviewed the Registration Statement of the Trust filed with the Securities and Exchange Commission on April 28, 1999 and provided to the Sub-Advisor by the Investment Manager. The Sub-Advisor further represents and warrants that, with respect to disclosure about the Sub-Advisor and the investment program for the Portfolio furnished or commented upon in writing by the Sub-Advisor to the Investment Manager or the Trust expressly for use in such Registration Statement, such Registration Statement contains, as of the date thereof, no untrue statement of material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sub-Advisor makes no representations or warranties regarding
(i) the accuracy or adequacy of any disclosure in such Registration Statement regarding the degree and nature of the risks associated with particular types of investments, or (ii) any disclosure in the Registration Statement with respect to which the Investment Manager did not include information provided by the Sub-Advisor expressly for use therein.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and will use its best efforts to cause the Portfolio to comply with the adequate diversification requirements of Section 817(h)(2) and the Subchapter M qualification requirements of
Section 851 (b)(2) and (3) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall also comply with (i) other applicable provisions of federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor pursuant to paragraph 1 of this Agreement; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders, and communicated to the Sub-Advisor; (v) the Prospectus and Statement of Additional Information of the Trust as provided to the Sub-Advisor; and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Unless the Investment Manager gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall use its good faith judgment in a manner that it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in effect
on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d) A certificate of the inspector of election from the meeting of shareholders of the Portfolio at which this Agreement was approved, which certificate indicates that such shareholders have approved this Agreement;

(e)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(f)	The Investment Manager's Management Agreement with
the Trust;

(g)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(h)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (g) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as currently
in effect.

	The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter furnish the Investment Manager, within 30 days of the time such materials become available to the Sub-Advisor, with a copy of the Sub-Advisor's audited balance sheet as at the end of each fiscal year of the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  The Sub-Advisor
is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution and, if applicable, legal requirements relating to the use of broker-dealers affiliated with the Trust.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Portfolio and to other clients of the Sub-Advisor as to which the Sub-Advisor exercises investment discretion. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as may be necessary to respond to a specific request of the Trust's Board of Trustees or its agents. The Sub-Advisor shall permit the books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Investment Manager and the Trust shall immediately notify and forward to the Sub-Advisor any legal process served upon them on behalf of the Sub-Advisor. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American
Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-Advisor and the Investment Manager as being similar to the Portfolio: .55 of 1% of the portion of the combined average daily net assets not in excess of $75 million; plus .45 of 1% of the portion of the combined average daily net assets in excess of $75 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this Agreement is terminated, the payment shall be prorated to the date of termination. The fee for the period from the effective date of the Agreement to the end of the month during which the effective date occurs shall be prorated according to the proportion that such period bears to the full monthly period.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust, including without limitation brokerage expenses and custodian fees. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

	Unless otherwise agreed in writing by the Investment Manager and Sub-Advisor, the waiver by the Investment Manager of any fees it is entitled to receive under the Management Agreement shall not offset the obligation of the Investment Manager to compensate the Sub-Advisor pursuant to this paragraph 7.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"), that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall use its best efforts
and judgment and shall act in good faith in rendering services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts and judgment, the Sub-Advisor, its officers, directors and employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, any shareholder of the Portfolio or the Investment Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Investment Manager, the Trust or to the shareholders of the Portfolio to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-
Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officer or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that the Sub-Advisor believes is equitable to all accounts. The Investment Manager and the Trust recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Investment Manager and the Trust understand
(i) that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties under this Agreement generally will not devote their full time to such service, and (ii) the Sub-Advisor and any affiliate of the Sub-Advisor may engage in and devote time and attention to other businesses or to rendering services of whatever kind or nature. Nothing in this Agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall also be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice or by the Board of Trustees of the Trust or by a vote of the outstanding voting securities of the Portfolio, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating
Officer

Sub-Advisor:		A I M Capital Management, Inc.
			11 Greenway Plaza, Suite 100
			Houston, Texas 77046-1173
			Attention: Nancy L. Martin
			General Counsel

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA
("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished or commented upon by the Sub-Advisor to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust expressly for use in such a prospectus or statement or additional information or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, a violation by the Sub-Advisor of the requirements of the ICA governing executions of Portfolio transactions; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment
Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur; and, provided further, that in no event shall Sub-Advisor be required to indemnify the Investment Manager for any consequential damages.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished or commented upon by Sub-Advisor or any affiliated person of the Sub-Advisor expressly for use in such a prospectus or statement of additional information or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in no event shall Investment Manager be required to indemnify the Sub-Advisor for any consequential damages.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  Any question of interpretation of any
term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA or the Advisers Act shall be resolved by reference to such term or provision of the ICA or the Advisers Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA or the Advisers Act. In addition, where the effect of a requirement of the ICA or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. To the extent federal law does not apply, this Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

The effective date of this agreement is October 1, 1999.


FOR THE INVESTMENT MANAGER:			FOR THE SUB-ADVISOR:




John Birch
Senior Vice President & Chief Operating Officer


Date:								Date:




Attest:								Attest:


EXHIBIT 4



SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated (the "Investment Manager") and A I
M Capital Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST AIM Balanced Portfolio (the "Portfolio") under the terms of a management agreement, dated May 4, 1999, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Portfolio. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment
Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. Any records required to be maintained by the Sub-advisor shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

	To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

The Sub-Advisor represents that it has reviewed the Registration Statement of the Trust filed with the Securities and Exchange Commission on April 28, 1999 and provided to the Sub-Advisor by the Investment Manager. The Sub-Advisor further represents and warrants that, with respect to disclosure about the Sub-Advisor and the investment program for the Portfolio furnished or commented upon in writing by the Sub-Advisor to the Investment Manager or the Trust expressly for use in such Registration Statement, such Registration Statement contains, as of the date thereof, no untrue statement of material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sub-Advisor makes no representations or warranties regarding
(i) the accuracy or adequacy of any disclosure in such Registration Statement regarding the degree and nature of the risks associated with particular types of investments, or (ii) any disclosure in the Registration Statement with respect to which the Investment Manager did not include information provided by the Sub-Advisor expressly for use therein.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and will use its best efforts to cause the Portfolio to comply with the adequate diversification requirements of Section 817(h)(2) and the Subchapter M qualification requirements of
Section 851(b)(2) and (3) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall also comply with (i) other applicable provisions of federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor pursuant to paragraph 1 of this Agreement; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders, and communicated to the Sub-Advisor; (v) the Prospectus and Statement of Additional Information of the Trust as provided to the Sub-Advisor; and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Unless the Investment Manager gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall use its good faith judgment in a manner that it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in effect
on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(e) A certificate of the inspector of election from the meeting of shareholders of the Portfolio at which this Agreement was approved, which certificate indicates that such shareholders have approved this Agreement;

(e)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(f)	The Investment Manager's Management Agreement with
the Trust;

(g)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(h)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (g) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as currently
in effect.

	The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter furnish the Investment Manager, within 30 days of the time such materials become available to the Sub-Advisor, with a copy of the Sub-Advisor's audited balance sheet as at the end of each fiscal year of the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  The Sub-Advisor
is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution and, if applicable, legal requirements relating to the use of broker-dealers affiliated with the Trust.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Portfolio and to other clients of the Sub-Advisor as to which the Sub-Advisor exercises investment discretion. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as may be necessary to respond to a specific request of the Trust's Board of Trustees or its agents. The Sub-Advisor shall permit the books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Investment Manager and the Trust shall immediately notify and forward to the Sub-Advisor any legal process served upon them on behalf of the Sub-Advisor. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American
Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-Advisor and the Investment Manager as being similar to the Portfolio: .45 of 1% of the portion of the combined average daily net assets not in excess of $75 million; plus .40 of 1% of the portion of the combined average daily net assets over $75 million but not in excess of $150 million; plus .35 of 1% of the portion of the combined average daily net assets in excess of $150 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this Agreement is terminated, the payment shall be prorated to the date of termination. The fee for the period from the effective date of the Agreement to the end of the month during which the effective date occurs shall be prorated according to the proportion that such period bears to the full monthly period.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust, including without limitation brokerage expenses and custodian fees. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

	Unless otherwise agreed in writing by the Investment Manager and Sub-Advisor, the waiver by the Investment Manager of any fees it is entitled to receive under the Management Agreement shall not offset the obligation of the Investment Manager to compensate the Sub-Advisor pursuant to this paragraph 7.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"), that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall use its best efforts
and judgment and shall act in good faith in rendering services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts and judgment, the Sub-Advisor, its officers, directors and employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, any shareholder of the Portfolio or the Investment Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Investment Manager, the Trust or to the shareholders of the Portfolio to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-
Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officer or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that the Sub-Advisor believes is equitable to all accounts. The Investment Manager and the Trust recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Investment Manager and the Trust understand
(i) that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties under this Agreement generally will not devote their full time to such service, and (ii) the Sub-Advisor and any affiliate of the Sub-Advisor may engage in and devote time and attention to other businesses or to rendering services of whatever kind or nature. Nothing in this Agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall also be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice or by the Board of Trustees of the Trust or by a vote of the outstanding voting securities of the Portfolio, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating
Officer

Sub-Advisor:		A I M Capital Management, Inc.
			11 Greenway Plaza, Suite 100
			Houston, Texas 77046-1173
			Attention: Nancy L. Martin
			General Counsel

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA
("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished or commented upon by the Sub-Advisor to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust expressly for use in such a prospectus or statement of additional information or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, a violation by the Sub-Advisor of the requirements of the ICA governing executions of Portfolio transactions; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment
Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur; and, provided further, that in no event shall Sub-Advisor be required to indemnify the Investment Manager for any consequential damages.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished or commented upon by Sub-Advisor or any affiliated person of the Sub-Advisor expressly for use in such a prospectus or statement of additional information or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in no event shall Investment Manager be required to indemnify the Sub-Advisor for any consequential damages.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  Any question of interpretation of any
term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA or the Advisers Act shall be resolved by reference to such term or provision of the ICA or the Advisers Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA or the Advisers Act. In addition, where the effect of a requirement of the ICA or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. To the extent federal law does not apply, this Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

The effective date of this agreement is October 1, 1999.


FOR THE INVESTMENT MANAGER:			FOR THE SUB-ADVISOR:




John Birch
Senior Vice President & Chief Operating Officer


Date:								Date:




Heather Gumienny
A I M Capital Management, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046

Dear Heather:
Attest:								Attest: